Exhibit 10.19

                               SAN HOLDINGS, INC.
                               FOURTH AMENDMENT TO
                       HARRIS LOAN AUTHORIZATION AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

Ladies and Gentlemen:

      Reference is hereby made to that certain Harris Loan Authorization Agreement dated as of May 16, 2003 (the Harris Loan Authorization Agreement, as the same may be amended from time to time, being referred to herein as the "Loan Agreement"), between the undersigned, SAN Holdings, Inc., a Colorado corporation (the "Borrower"), and Harris Trust and Savings Bank (the "Bank"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

      The Borrower has requested that the Bank increase the available amount of credit available to the Borrower under the Loan Agreement and make certain amendments to the Loan Agreement, and the Bank is willing to do so under the terms and conditions set forth in this agreement (herein, the "Amendment").

SECTION 1.        AMENDMENTS.

      Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below, the Loan Agreement shall be and hereby is amended as follows:

      1.1 The Loan Agreement shall be and hereby is amended by deleting the amount of "$3,300,000" appearing throughout the document and substituting therefor the amount "$4,800,000."

      1.2 The paragraph entitled "Variable Interest Rate" of the Loan Agreement shall be deleted and replaced with the following:

            "Variable Interest Rate: The interest rate applicable prior to the Maturity Date equals the rate per annum announced by the Bank from time to time as its prime commercial rate (the "Prime Rate") plus:

           FROM                    THROUGH                       RATE

The date hereof to             August 16, 2004                         .25%
August 17, 2004 to             November 16, 2004                       .50%
November 17, 2004 to           February 16, 2005                       .75%
February 17, 2005 to           May 16, 2005                             1%
(the "Applicable Margin")."

      1.3 The paragraph entitled "Maturity Date" of the Loan Agreement shall be deleted and replaced with the following:

            "Maturity Date: The Loan Account terminates, and Loans are payable ON DEMAND (but if no demand, no later than May 16, 2005)."

      1.4 Section 2 (Interest) of the Loan Agreement shall be amended by deleting the third sentence thereof and replacing it with the following:

            "Interest for each billing period is computed by applying a daily periodic rate based on the Bank's Prime Rate plus the Applicable Margin to each day's ending Loan balance."

      1.5 The parenthetical immediately following the term "ON DEMAND" set forth in each of Section 5 (Maturity Date; Payments) and Section 10 (Termination; Renewal) shall be deleted and replaced with the following:

            "(but if no demand, no later than May 16, 2005)"

      1.6 Exhibit A of the Loan Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 2.        NEW NOTE.

      In replacement for that certain Note payable to the order of Harris Trust and Savings Bank dated as of August 14, 2003 in the principal amount of $3,300,000 (the "Previous Note"), the Borrower shall execute and deliver to the Bank a new demand note in the amount of $4,800,000, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the "New Note") which shall substitute for the Bank's Previous Note and shall evidence the loans outstanding to the Bank. All references in the Loan Agreement shall be deemed references to the New Note.

SECTION 3.        CONDITIONS PRECEDENT.

      3.1 The Borrower and the Bank shall have executed and delivered this Amendment.

      3.2 The Borrower shall have executed and delivered the New Note to the Bank.

      3.3 The Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request.

      3.4 The Borrower shall have paid to the Bank a non-refundable closing fee in the amount of $12,000.

      3.5 Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank and its counsel.


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

      3.6 Sun Capital Partners II, LP shall have executed and delivered to the Bank their consent to this Amendment in the form set forth below and an amendment to the Guaranty.

SECTION 4.        REPRESENTATIONS.

      In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct and the Borrower is in compliance with the terms and conditions of the Loan Agreement.

SECTION 5.        MISCELLANEOUS.

      5.1 Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

      5.2 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages. all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGE TO FOLLOW]

      This Fourth Amendment to Harris Loan Authorization Agreement is entered into as of this 26th day of November, 2003.

                                         SAN HOLDINGS, INC.



                                         By  /s/ Hugh A. O'Reilly
                                             ----------------------------------
                                             Name Hugh A. O'Reilly
                                                  -----------------------------
                                             Title Sr. VP & CFO
                                                   ----------------------------

         Accepted and agreed to.

                                         HARRIS TRUST AND SAVINGS BANK



                                         By /s/ Kathleen J. Collins
                                            -----------------------------------
                                             Name Kathleen J. Collins
                                                  -----------------------------
                                             Title Vice President
                                                   ----------------------------

                     GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT

      The undersigned, Sun Capital Partners II, LP, heretofore executed and delivered to the Bank a Guaranty dated May 16, 2003 (as amended, the "Guaranty"). The undersigned hereby consents to the Amendment to the Loan Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty.

                               SUN CAPITAL PARTNERS II, LP

                               By:   Sun Capital Advisors II, LP
                               Its:  General Partner

                                     By:    Sun Capital Partners, LLC
                                     Its:   General Partner



                                     By:  /s/ David L. Kreilein
                                          -------------------------------------
                                            Name: David L. Kreilein
                                                  -----------------------------
                                            Its:                        VP
                                                  -----------------------------


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

                                    EXHIBIT A


                                   DEMAND NOTE


$4,800.000                                                    November 26, 2003

      ON DEMAND, for value received, the undersigned, SAN HOLDINGS, INC., a Colorado corporation, promises to pay to the order of HARRIS TRUST AND SAVINGS BANK (the "Bank") at its offices at 111 West Monroe Street, Chicago, Illinois, the principal sum of Four Million Eight Hundred Thousand Dollars ($4,800,000) or, if less, the amount outstanding under the Harris Loan Authorization Agreement referred to below together with interest payable at the times and at the rates and in the manner set forth in the Harris Loan Authorization Agreement referred to below.

      This Note evidences borrowings by the undersigned under that certain Harris Loan Authorization Agreement dated as of May 16, 2003, between the undersigned and the Bank, as the same may be amended from time to time; and this Note and the holder hereof arc entitled to all the benefits provided for under the Harris Loan Authorization Agreement, to which reference is hereby made for a statement thereof. The undersigned hereby waives presentment and notice of dishonor. The undersigned agrees to pay to the holder hereof all court costs and other reasonable expenses, legal or otherwise, incurred or paid by such holder in connection with the collection of this Note. It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of the State of Illinois.

      This Note is issued in substitution and replacement for, and evidences indebtedness previously evidenced by, that certain Note of SAN Holdings, Inc. dated August 14, 2003, payable to the Bank in the face principal amount of $3,300,000.

                                         SAN HOLDINGS, INC.



                                         By: /s/ John Jenkins
                                             -----------------------------
                                             Name: John Jenkins
                                                   -----------------------
                                             Title: CEO
                                                    ----------------------